UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 10, 2007

MICROSEMI CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-08866	95-2110371
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2381 Morse Avenue, Irvine, California		92614
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 221-7100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On Wednesday, October 10, 2007, the management of Microsemi Corporation (the “Company”) is hosting an Investor Analyst Day at which the Company intends to communicate that its forecasted tax rate for fiscal year 2008 is expected to be between 26.5% and 27.5%.

Information furnished in this report shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except if and as expressly set forth by a specific reference in such a filing. The information is not to be construed as meaning that such information is or may be material.

FORWARD-LOOKING STATEMENTS

The statement set forth in this report concerning the Company’s forecasted fiscal year 2008 tax rate is a forward-looking statement. This statement is made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, and the Company intends that this forward-looking statement be subject to the safe harbors created thereby. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Actual results may differ materially from the results predicted and reported results should not be considered as an indication of future performance. The potential risks and uncertainties include, but are not limited to, such factors as changes in generally accepted accounting principles, the difficulties regarding the making of estimates and projections, the hiring and retention of qualified personnel in a competitive labor market, acquiring, managing and integrating new operations, businesses or assets, closing or disposing of operations or assets, or possible difficulties in transferring work from one plant to another, rapidly changing technology and product obsolescence, difficulties predicting the timing and amount of plant closure costs, the potential inability to realize cost savings or productivity gains and to improve capacity utilization, potential cost increases, weakness or competitive pricing environment of the marketplace, uncertain demand for and acceptance of the company’s products, adverse impacts on analog / mixed-signal markets, results of in-process or planned development or marketing and promotional campaigns, changes in demand for products, difficulties foreseeing future demand, effects of limited visibility of future sales, potential non-realization of expected orders or non-realization of backlog, product returns, product liability, and other potential unexpected business and economic conditions or adverse changes in current or expected industry conditions, business disruptions, epidemics, health advisories, emergencies, disasters, wars or terrorist attacks, variations in customer order preferences, fluctuations in market prices of the Company’s common stock and potential unavailability of additional capital on favorable terms, difficulties in implementing Company strategies, dealing with environmental or other regulatory matters, or any matters involving litigation, contingent liabilities or other claims, difficulties and costs imposed by law, including under the Sarbanes-Oxley Act of 2002, difficulties in determining the scope of, and procuring and maintaining, adequate insurance coverage, difficulties, and costs, of protecting patents and other proprietary rights, work stoppages, labor issues, inventory obsolescence and, difficulties regarding customer qualification of products, manufacturing facilities and processes, and other difficulties managing consolidation or growth, including in the maintenance of internal controls, the implementation of information systems, and the training of personnel. Potential risks and uncertainties regarding the completed acquisition by Microsemi of PowerDsine, Ltd. include, but are not limited to, the uncertainty as to the future profitability, if any, of the combined company following the transaction, delays in the realization of accretion, if any, from the acquisition transaction, adverse impacts, if any, on the PoE market or the speed of growth of the PoE market, and other potential or actual delays, difficulties or inefficiencies that may be experienced in connection with PoE designs or products. All information set forth in this report is as of October 10, 2007. The Company does not intend, and undertakes no duty, to update this information to reflect future events or circumstances. More information about potential factors, uncertainties or risks that could affect the Company’s business and financial results is included in the Company’s most recent Annual Report on Form 10-K for the fiscal year ended October 1, 2006 and subsequent periodic reports filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Microsemi Corporation

Date: October 10, 2007	By:	/s/ John W. Hohener
John W. Hohener
Vice President of Finance, Treasurer
and Chief Accounting Officer